Exhibit 10.1
Execution Version

THIRD AMENDMENT

This Third Amendment (“Amendment”) dated as of April 28, 2016 (the “Third Amendment Effective Date”) is by and among Hi-Crush Partners LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto, and ZB, N.A. DBA Amegy Bank, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), and ZB, N.A. DBA Amegy Bank, as Administrative Agent, as issuing lender, and as swing line lender, are parties to the Amended and Restated Credit Agreement dated as of April 28, 2014, as amended by Consent, Waiver and First Amendment dated as of October 21, 2014 and the Second Amendment dated as of November 5, 2015 (as amended, the “Credit Agreement”);
WHEREAS, the parties hereto have agreed to make certain amendments to the Credit Agreement as provided for herein, subject to the conditions herein; and
NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
Section 1.Defined Terms. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement, as amended by this Amendment.
Section 2.    Amendments to the Credit Agreement.
(a)    Section 1.1 of the Credit Agreement is hereby amended to include the following new defined terms in their appropriate alphabetical order:
“Covenant Cure Payment” has the meaning set forth in Section 7.7.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c)

any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Equity Funding Date” means the date on which the Borrower shall have received Equity Issuance Proceeds from the Equity Issuance of Equity Interests of the Borrower (other than Disqualified Stock) on terms satisfactory to the Administrative Agent and in aggregate amount not less than $25,000,000 (determined prior to giving effect to the payment of all related underwriter fees and expenses, SEC and blue sky fees, printing costs, fees and expenses of accountants, lawyers and other professional advisors, and brokerage commissions).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Equity Funding Event of Default” has the meaning set forth in Section 7.1(q).

“Third Amendment Effective Date” means April 28, 2016.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)    The definition of “Commitment” in Section 1.1 of the Credit Agreement is hereby amended by replacing the last sentence of such definition as follows:
The aggregate Commitment on the Third Amendment Effective Date is $75,000,000.
(c)    The definition of “Defaulting Lender” in Section 1.1 of the Credit Agreement is hereby amended by:
(i)    deleting the “or” before clause (e);

(ii)    inserting new clause (f) after clause (e) as follows:
or (f) has, or has a direct or indirect parent company that has, become the subject of a Bail-in Action.
(iii)    replacing the “clauses (a) through (e)” with “clauses (a) through (f)” in the final sentence of such definition.
(d)    The definition of “Eurodollar Rate” in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition:
Notwithstanding the foregoing, if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
(e)    The definition of “Federal Funds Rate” in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition:
Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
(f)    The proviso in Section 2.14(c)(i) of the Credit Agreement is hereby amended by replacing such proviso as follows:
; provided that, subject to Section 9.22, such reallocation shall not constitute a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Lender or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender;
(g)    Section 3.2 of the Credit Agreement is hereby amended by adding new clauses (d) as follows:
(d)    From and after July 1, 2017, the Borrower and its Subsidiaries shall be in pro forma compliance with the financial covenant in Section 6.16 as of the most recently ended fiscal quarter after giving pro forma effect to such Advance or such increase, renewal or extension of such Letter of Credit (which calculation, for the avoidance of doubt, uses outstanding Debt on the date of such Advance or increase, renewal or extension of such Letter of Credit and EBITDA as of such fiscal quarter end) and the Borrower shall have delivered a pro forma compliance certificate setting forth a calculation of such compliance to the Administrative Agent with such supporting information that the Administrative Agent may request.
(h)    Section 6.9(c) of the Credit Agreement is hereby amended by replacing such clause in its entirety as follows:
(c)  the Borrower may make cash distributions to the holders of its Equity Interests from “Operating Surplus” (as such term is defined in the Partnership Agreement) calculated on a cumulative basis from August 21, 2012 through the date of such distribution and after deducting therefrom all Covenant Cure Payments so long as (i) no Event of Default shall have occurred and be continuing, (ii) prior to the Q2 2017 Compliance Date, the Borrower and its Subsidiaries are in pro forma compliance with the financial covenants in Section 6.16 and 6.17 calculated (A) after giving effect to such payment, (B) assuming that the Leverage Ratio and Interest Coverage Ratio requirements for the fiscal quarter ending June 30, 2017 as set forth in Section 6.16 and 6.17 were applicable for the fiscal quarter ending immediately prior to the date such distribution is to be made, and (C) with “EBITDA” for the four-fiscal quarter period then ended being deemed equal to EBITDA for the last fiscal quarter multiplied by 4, (iii) from and after the Q2 2017 Compliance Date, the Borrower and its Subsidiaries are in pro forma compliance with the financial covenants in Section 6.16 and 6.17 after giving effect to such payment and as of the most recent fiscal quarter end for which financial statements have been delivered to the Administrative Agent, and (iv) the Equity Funding Date has occurred; and
(i)    Section 6.23 of the Credit Agreement is hereby amended by replacing such Section in its entirety as follows:
Section 6.23    EBITDA. For the fiscal quarter ending on March 31, 2017, Borrower shall not permit EBITDA for the two-fiscal quarter period then ended to be less than a negative $5,000,000.
(j)    Section 7.1 of the Credit Agreement is hereby amended by adding new clause (q) as follows:
(q)    The Equity Funding Date has not occurred within 45 calendar days after the Third Amendment Effective Date (the “Equity Funding Event of Default”).
(k)    The Credit Agreement is hereby amended by inserting new Section 7.7 as follows:
Section 7.7    Borrower’s Right to Cure.
(a)    Notwithstanding anything to the contrary contained in Section 7.1, in the event of any Event of Default under the covenants set forth in Section 6.16, Section 6.17 or Section 6.23, from the first day of the applicable fiscal quarter until the date on which financial statements are required to be delivered pursuant to Section 5.2(a) or (b) with respect to the applicable fiscal quarter hereunder, the Borrower may apply cash Equity Issuance Proceeds from an Equity Issuance of Equity Interests (other than Disqualified Stock) or cash equity contributions on account of Equity Interests (other than Disqualified Stock) and in an amount sufficient to bring Credit Parties into compliance with such provision and rounded up to the nearest $1,000,000 (a “Covenant Cure Payment” and such necessary minimum amount, the “Minimum Covenant Cure Amount”) in the manner set forth below in this Section 7.7. Solely for purposes of calculating the covenants set forth in Section 6.16, Section 6.17 or Section 6.23 for a particular fiscal quarter end, the

Borrower may apply the Covenant Cure Payment to increase its consolidated EBITDA for such fiscal quarter (and such four quarter periods containing such applicable fiscal quarter end), so long as (A) the Borrower actually receives such Covenant Cure Payment no earlier than the first day of the applicable fiscal quarter and no later than the date on which the applicable financial statements for such fiscal quarter end are due hereunder, and no later than the date on which the applicable financial statements for such fiscal quarter are due hereunder, the Administrative Agent receives evidence of such Covenant Cure Payment receipt from the Borrower, (B) each Lender’s Commitment is reduced as provided in the following sentence, (C) on the date financial statements for the applicable fiscal quarter are due, the Borrower applies the proceeds of such Covenant Cure Payment as a prepayment of Advances (without the need for any notice of prepayment pursuant to Section 2.4(b) or otherwise) in an amount sufficient to cause the sum of (i) the Advances plus (ii) the Letter of Credit Exposure to not exceed the aggregate Commitments (after giving effect to the reduction required in the following sentence), and (D) the Equity Funding Event of Default has not occurred. On the date financial statements for the applicable fiscal quarter are due, the Lenders’ Commitments shall be ratably and permanently reduced (without the need for any prior notice of reduction pursuant to Section 2.1(b) or otherwise) by the Minimum Covenant Cure Amount, with no obligation of the Lenders to reinstate such Commitments, and the applicable Commitment Fees shall thereafter be computed on the basis of the Commitments, as so reduced. Subject to the terms set forth above and the terms in clauses (b) and (c) below, upon (x) application of the proceeds of such Covenant Cure Payment as provided in the immediately preceding sentence and (y) delivery of a Compliance Certificate executed by a Responsible Officer of the Borrower to the Administrative Agent reflecting compliance with Section 6.16, Section 6.17 or Section 6.23, as applicable, such Events of Default shall be deemed cured and waived and no longer in existence.
(b)    The Covenant Cure Payment shall only be taken into account when calculating EBITDA for purposes of the covenants contained in Section 6.16, Section 6.17 or Section 6.23 as of a particular fiscal quarter end (the “Cured Quarter”) and any subsequent calculations of such covenants which contain such Cured Quarter as part of its two-quarter period, three-quarter period, trailing twelve month period or trailing four-quarter period (the “Test Period”). For the avoidance of doubt, the full amount of the Covenant Cure Payment (including any portion thereof that was necessary to round up to the nearest $1,000,000) shall be used in calculating the applicable covenant compliance as provided in this Section 7.7. However, the amount of the Covenant Cure Payment itself shall not be multiplied in the manner provided in the last sentence of the definition of “EBITDA” regardless whether such calculation is for such Cured Quarter or any subsequent Test Period. Therefore, with respect to the Test Periods for which EBITDA is annualized as provided for in the final sentence of the definition of “EBITDA”, (i) the Minimum Covenant Cure Amount necessary in order for the Borrower to be in compliance with the covenants contained in Section 6.16 or Section 6.17 shall be calculated after giving effect to the annualization of EBITDA provided for in the final sentence of the definition of “EBITDA”1 and (ii) Leverage Ratio and Interest Coverage Ratio shall be calculated by first annualizing actual EBITDA figures for such Test Period then adding the amount of all Covenant Cure Payments, if any, applied during such Test Period.
(c)    The parties hereby acknowledge and agree that this Section 7.7 may not be relied on for purposes of calculating any financial ratios or other conditions or compliances other than the financial covenant set forth in Section Section 6.16, Section 6.17 or Section 6.23, as applicable, and shall not result in any adjustment to any amounts (including any increase in “Operating Surplus” that is permitted to be distributed under Section 6.9) other than the amount of the consolidated EBITDA referred to in Section 7.7(a) above for purposes of determining the Borrower’s compliance with Section 6.16, Section 6.17 or Section 6.23, as applicable.
(l)    The Credit Agreement is hereby amended by (i) renumbering Section 9.22 and Section 9.23 as Section 9.23 and Section 9.24, respectively, and (ii) inserting new Section 9.22 as follows:
Section 9.22    Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
1For illustrative purposes only, if EBITDA for the quarter ending June 30, 2017 is equal to $500,000, then after giving effect to the last sentence of EBITDA, EBITDA for the four-fiscal quarter period ending June 30, 2017 is deemed to be $2,000,000 for purposes of the Leverage Ratio and Interest Coverage Ratio. If EBITDA is required to be $3,000,000 for the four fiscal quarters ending June 30, 2017 in order for the Borrower to be in compliance with the Leverage Ratio and Interest Coverage Ratio covenants, then the Covenant Cure Payment shall be equal to or greater than $1,000,000.

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(m)    The Credit Agreement is hereby amended by replacing Schedule II (Commitments, Contact Information) in its entirety with Schedule II attached hereto.
(n)    The Credit Agreement is hereby amended by replacing Exhibit B (Form of Compliance Certificate) in its entirety with Exhibit B attached hereto.
(o)    The Credit Agreement is hereby amended by replacing Exhibit D (Form of Notice of Borrowing) in its entirety with Exhibit D attached hereto.
Section 3.    Decrease of the Commitments. As of the Third Amendment Effective Date, the aggregate Commitments shall be decreased to $75,000,000. Upon the effectiveness of this Amendment pursuant to Section 4 below, each Lender’s Commitment shall be the Commitment set forth on Schedule II attached hereto. The commitment fees provided for in Section 2.6(a) of the Credit Agreement shall hereafter be computed on the basis of the aggregate Commitments as so decreased.
Section 4.    Conditions to Effectiveness. This Amendment shall become effective on the Third Amendment Effective Date upon the occurrence of the following conditions precedent:
(a)    Documentation. The Administrative Agent shall have received the following, each in form and substance satisfactory to the Administrative Agent:
(i)    this Amendment duly executed by the Borrower, the Administrative Agent and the Majority Lenders (calculated in accordance with the Commitments set forth on Schedule II attached hereto), and the Acknowledgment and Reaffirmation attached hereto duly executed by each of the Guarantors; and
(ii)    a Revolving Note payable to each Lender in the amount of such Lender’s Commitment, as amended hereby.
(b)    Prepayment of Revolving Advances. On the Amendment Effective Date, the Borrower shall have made the prepayment of the Revolving Advances, if any, required pursuant to Section 2.4(c)(i) of the Credit Agreement as a result of the reduction of the Commitments pursuant to this Amendment.

(c)    Payment of Fees. On or prior to the Amendment Effective Date, the Borrower shall have paid the fees set forth in the fee letter dated as of April 28, 2016 between the Borrower and the Administrative Agent and all reasonable and documented out-of-pocket costs and expenses which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement.
Section 5.    Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:
(a)    the representations and warranties of the Credit Parties contained in the Credit Documents are true and correct in all material respects on and as of the date hereof, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain true and correct in all material respects as of such earlier date;
(b)    no Default or Event of Default has occurred and is continuing; and
(c)    EBITDA for the six month period ending March 31, 2016 was no less than $2,000,000.
Section 6.    Effect of Amendment.
(a)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Lender, the Swing Line Lender or the Administrative Agent under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.
(b)    Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
(c)    This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
(d)    Except as specifically modified above, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
Section 7.    RELEASE: For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the "Released Parties" and individually a "Released Party") from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the "Released Claims"), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Third Amendment Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Amendment, the Credit Agreement, any other Credit Document, or any of the transactions contemplated hereby or thereby (collectively, the "Released Matters"). The Borrower, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 7 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. The Borrower hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Credit Parties pursuant to this Section 7. In entering into this Amendment, the Borrower has consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 7 shall survive the termination of this Amendment, the Credit Agreement and the other Credit Documents and payment in full of the Obligations.
Section 8.    Governing Law. THIS AMENDMENT SHALL BE DEEMED A CONTRACT UNDER, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
Section 9.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or other electronic means of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.
THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.
BORROWER:
HI-CRUSH PARTNERS LP

By: Hi-Crush GP LLC, its general partner

By: /s/ Laura Fulton
Name: Laura C. Fulton
Title: Chief Financial Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

ADMINISTRATIVE AGENT/LENDERS:
ZB, N.A. DBA AMEGY BANK, in its capacity as Administrative Agent, Issuing Lender, Swing Line Lender, and a Lender
By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

BARCLAYS BANK PLC,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

IBERIABANK,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

REGIONS BANK,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

UBS AG, STAMFORD BRANCH,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

ORIGIN BANK (f/k/a Community Trust Bank), as a
Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

ACKNOWLEDGMENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (a) acknowledges receipt of a copy of the foregoing Third Amendment dated as of April 28, 2016 (the “Amendment”) among Hi-Crush Partners, a Delaware limited partnership (the “Borrower”), the lenders party thereto, and ZB, N.A. DBA Amegy Bank, as administrative agent (in such capacity, the “Administrative Agent”) and (b) ratifies, confirms, and acknowledges that its obligations under the Amended and Restated Guaranty Agreement dated as of April 28, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”; capitalized terms used herein and not specifically defined herein have the meaning provided in the Guaranty) are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations, as such Guaranteed Obligations may have been amended by the Amendment. Each Guarantor hereby acknowledges that its execution and delivery of this Acknowledgment and Reaffirmation do not indicate or establish an approval or consent requirement by the Guarantors in connection with the execution and delivery of amendments to the Credit Agreement or any of the other Credit Documents (as defined in the Credit Agreement referred to in the Guaranty).

RELEASE: For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the "Released Parties" and individually a "Released Party") from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the "Released Claims"), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Third Amendment Effective Date (as defined in the Third Amendment) and are in any way directly or indirectly arising out of or in any way connected to any of the Third Amendment, the Credit Agreement, any other Credit Document (including this Acknowledgment and Reaffirmation), or any of the transactions contemplated hereby or thereby (collectively, the "Released Matters"). Each Guarantor, by execution hereof, hereby acknowledges and agrees that the agreements in this paragraph are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. The Borrower hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Credit Parties pursuant to this paragraph. In entering into the agreements set forth in this Acknowledgment and Reaffirmation, the Borrower has consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this paragraph shall survive the termination of this Acknowledgment and Reaffirmation, the Third Amendment, the Credit Agreement and the other Credit Documents and payment in full of the Obligations.

This Acknowledgment and Reaffirmation shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas without regard to conflicts of laws principles.

THIS ACKNOWLEDGMENT AND REAFFIRMATION AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

HI-CRUSH WYEVILLE LLC
HI-CRUSH CHAMBERS LLC
HI-CRUSH OPERATING LLC
HI-CRUSH RAILROAD LLC
D & I SILICA, LLC.
HI-CRUSH FINANCE CORP.
HI-CRUSH AUGUSTA ACQUISITION CO. LLC
HI-CRUSH AUGUSTA LLC
HI-CRUSH CANADA INC.

Each By: /s/ Laura Fulton
Name: Laura C. Fulton
Title: Chief Financial Officer

SCHEDULE II
Commitments, Contact Information

ADMINISTRATIVE AGENT/ISSUING LENDER/SWING LINE LENDER
ZB, N.A. DBA Amegy Bank
Address for Notices: 4400 Post Oak Parkway
                                     Houston, Texas 77027
Attn:                            Special Processing: Dana Chargois
Telephone: (713) 232-6395
Facsimile: (713) 693-7467
Email:                         special.processing@amegybank.com

With a copy to: 4400 Post Oak Parkway
                                      Houston, Texas 77027
Attn:                             Wendy Schneider
Telephone: (713) 232-1564
Facsimile: (713) 693-7467
Email:                          wendy.schneider@amegybank.com

With a copy to: 4400 Post Oak Parkway
                                      Houston, Texas 77027
Attn:                             Brad Ellis
Telephone: (713) 232-1212
Facsimile: (713) 693-7467
Email:                          Brad.Ellis@amegybank.com

CREDIT PARTIES
Borrower/Guarantors	Address for Notices: Three Riverway, Suite 1350 Houston, TX 77056 Attn: Laura C. Fulton Telephone: (713) 980-6200 Facsimile: (713) 980-6202

Lender	Commitment
ZB, N.A. DBA Amegy Bank	$13,500,000
Barclays Bank PLC	$10,875,000
Morgan Stanley Bank, N.A.	$10,875,000
IBERIABANK	$10,125,000
Regions Bank	$9,375,000
UBS AG, Stamford Branch	$6,750,000
Origin Bank	$6,750,000
Bank of America, N.A.	$6,750,000
Total:	$75,000,000.00

EXHIBIT B
Form of Compliance Certificate

See attached.

EXHIBIT D
Form of Notice of Borrowing

See attached.